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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 13, 1997

                             The Liberty Corporation
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             (Exact name of registrant as specified in its Charter)

South Carolina                       1-5846                    57-0507055
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(State or other                    Commission                 IRS Employer
jurisdiction of incorporation)     File Number              Identification No.

                           2000 Wade Hampton Boulevard
                        Greenville, South Carolina 29602
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              (Address of Principal Executive Offices and Zip Code)

                                 (864) 609-8256
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

On November 13, 1997, The Liberty Corporation ("the Registrant") announced that it had agreed to sell its wholly-owned subsidiary, Pierce National Life Insurance Company ("Pierce or the Company"), to Fortis, Inc. Under the terms of the stock purchase agreement Fortis will acquire Pierce for $180,000,000 cash, payable to the Registrant at closing. Additionally, Fortis has entered into a five-year contract with Liberty Insurance Services, Inc. (a wholly-owned subsidiary of the Registrant), in which Liberty Insurance Services will provide back-office administrative services for the existing business of Pierce National Life and the current block of business of United Family Life (a wholly-owned subsidiary of Fortis, Inc.). The transaction is expected to close during the first quarter of 1998 pending regulatory approvals.

For further information concerning the stock purchase agreement, see Exhibit 10 hereto, which is incorporated herein by reference.

FORWARD LOOKING INFORMATION

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. Certain information contained herein or in any other written or oral statements made by, or on behalf of the Company, are or may be viewed as forward looking. Although the Company has used appropriate care in developing any such forward looking information, forward looking information involves risks and uncertainties that could significantly impact actual results. These risks and uncertainties include, but are not limited to, the following: changes in general economic conditions, including the performance of financial markets and interest rates; competitive, regulatory, or tax changes that affect the cost of or demand for the Company's products; and adverse litigation results. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future developments, or otherwise.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Pro Forma Condensed Financial Statements of The Liberty Corporation and Subsidiaries

         (c)      Exhibits.

                  Exhibit 10.1 Stock Purchase Agreement by and among Fortis, Inc., Interfinancial Inc., The Liberty Corporation, Liberty Life Insurance Company, and The Liberty Marketing Corporation

                  Exhibit 99.1 Pro Forma Condensed Financial Statements of The Liberty Corporation and Subsidiaries

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 25, 1997

                                        The Liberty Corporation

                                        By:  /s/ Martha G. Williams
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                                                 Martha G. Williams
                                                 Vice President, General Counsel
                                                 and Secretary


                                        By:  /s/ Kenneth W. Jones
                                             -----------------------------------
                                                 Kenneth W. Jones
                                                 Corporate Controller



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Index to Exhibits

     Exhibit Number                            Designation

             10.1 Stock Purchase Agreement by and among Fortis, Inc., Interfinancial Inc., The Liberty Corporation, Liberty Life Insurance Company, and The Liberty Marketing Corporation

             99.1 Pro Forma Condensed Financial Statements of The Liberty Corporation and Subsidiaries



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